SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 22, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                    File No. 1-8009               36-3060977
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                 61604
(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code:    (309) 697-4400

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Item 5.   OTHER EVENTS

On December 22, 2002, ROHN Industries, Inc., certain of its subsidiaries, PFrank LLC and Platinum Equity LLC executed a letter agreement, pursuant to which the parties agreed to extend the time period during which PFrank LLC can exercise one of its termination rights under the Asset Purchase Agreement, dated November 27, 2002, by and among the parties to the letter agreement, in order to permit PFrank LLC and Platinum Equity LLC to complete additional due diligence. The termination right will now expire on December 27, 2002. The letter agreement is attached hereto as Exhibit 99.2.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).

               Exhibit 99.2 Letter Agreement, dated December 22, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, PFrank LLC and Platinum Equity LLC.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ROHN INDUSTRIES, INC.

Dated:  December 24, 2002      By:    /s/ Alan R. Dix
                                    ------------------------------
                                    Alan R. Dix
                                    Vice President and Chief Financial Officer